Income Tax Status	12 Months Ended
Dec. 31, 2025
401(k) Savings Plan and Trust
Income Tax Status
Income Tax Status

5.Income Tax Status

The Plan is a pre-approved plan. The pre-approved plan received a favorable opinion letter dated November 30, 2020 from the Internal Revenue Service (“IRS”) that the pre-approved plan, as designed, is qualified for federal income tax-exempt status.  The Plan administrator believes that the Plan is designed and is currently in compliance with the applicable requirements of the IRS and therefore believes that the Plan is qualified and that the related trust is tax-exempt.  The Plan has not individually sought a determination from the IRS on its qualification status.

The IRS completed an examination on the 2017 Plan year.  There were no findings as a result of this examination.  The plan administrator believes the Plan is no longer subject to tax examinations for years prior to 2022.